SUPPLEMENT TO PROSPECTUS
                  AND STATEMENT OF ADDITIONAL INFORMATION
                         OF PORTFOLIO PARTNERS, INC.

                THIS SUPPLEMENT IS DATED FEBRUARY 26, 1998.

        The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information of Portfolio Partners, Inc. (the "Fund"), each dated August 19, 1997. This information supersedes the supplement dated February 10, 1998.

        -----------------------------------------------------------------

ACQUISITION OF SCUDDER

     On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, Stevens & Clark ("Scudder"), investment subadviser to the Scudder International Growth Portfolio (the "Portfolio"). Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." Edmond D. Villani, Scudder's CEO, continues as CEO of Scudder Kemper and became a member of Zurich's Corporate Executive Board.

     As required by the Investment Company Act of 1940, the Subadvisory Agreement with Scudder terminated upon consummation of the Transactions. Prior to the commencement of the Portfolio's operations, in anticipation of the Transactions, the Board of Directors of the Fund approved both a Subadvisory Agreement with Scudder, and a Subadvisory Agreement with Scudder Kemper to become effective upon consummation of the Transactions. The new Subadvisory Agreement with Scudder Kemper did not change any of the material terms of the Subadvisory Agreement with Scudder that was in effect prior to the consumation of the Transactions.

INFORMATION ABOUT THE TRANSACTIONS AND SCUDDER KEMPER

        Zurich paid $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and contributed ZKI to Scudder for additional shares, following which Zurich had a 79.1% fully diluted equity interest in the combined business. Zurich transferred a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. Current and former senior employees of Scudder Kemper own an approximate 30.5% fully diluted equity interest in Scudder Kemper and Zurich has an approximate 69.5% fully diluted interest in Scudder Kemper.

        The names, addresses and principal occupations of the initial directors of Scudder Kemper are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder Kemper; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder Kemper; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President and Chief Executive Officer of Scudder Kemper; LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich. The initial Executive Committee members will be Messrs. Birdsong and Villani (Chairman) and Messrs. Cheng and Rohrbasser.

        Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.


   ------------------------------------------------------------------------

        The third sentence of the section of the Prospectus entitled "PURCHASE AND REDEMPTION OF SHARES" found on page 11, is hereby amended and supplemented as follows:

        Orders received by the insurance company before the earlier of 4:00 p.m. or the close of regular trading on the New York Stock Exchange will be priced at the net asset value ("NAV") per share calculated that day, as described below.

   ------------------------------------------------------------------------

The section of the Prospectus entitled "PERFORMANCE - PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS" found on page 12, is hereby amended and supplemented as follows:

   ------------------------------------------------------------------------

Each Portfolio is recently organized and has only a short-term performance record. Each Portfolio, however, has substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public or through variable products, advised by MFS, Scudder Kemper or T. Rowe Price, as the case may be.

The historical performance of the Comparable Funds is presented below. Investors should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund, and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance.


The following table shows average annualized total returns of the Comparable Funds for the stated periods ending December 31, 1997, as well as a comparison with the performance of the applicable benchmark. 1/


                                 One Year  Three Years Five Years  Ten Years
                                 --------  ----------- ----------  ---------

MFS Emerging Growth Fund A 2/     20.64%      25.04%     20.57%      21.71%
(Model for MFS Emerging
Equities) 3/
Russell 2000                      22.36       22.34      16.41       15.76
S&P 500                           33.37       31.16      20.27       18.05

MFS Research Fund A 2/            20.52       27.63      20.40       17.17
(Model for MFS Research Growth)4/
S&P 500                           33.37       31.16      20.27       18.05

MFS Value Fund A 2/               26.49       28.63      21.07       17.91
(Model for MFS Value Equity)5/
S&P 500                           33.37       31.16      20.27       18.05

Scudder VLIF International         9.07       11.63      13.71       11.79
Portfolio (Model for Scudder
International Growth)
MSCI EAFE                          2.06        6.59      11.71        6.56

Scudder International Fund         7.98       11.55      12.95       10.65
(Model for Scudder International
Growth)
MSCI EAFE                          2.06        6.59      11.71        6.56

T. Rowe Price Growth Stock Fund   26.57       26.36      18.65       15.56
(Model for T. Rowe Price Growth
Equity)
S&P 500                           33.37       31.16      20.27       18.05

----------------------------
   1/The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 2000 Index is a value-weighted, unmanaged index of small capitalization stocks. Both indices assume reinvestment of all dividends. The Morgan Stanley Capital International-Europe, Australia,
   Far East (MSCI EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

   2/Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993, not adjusted to include Class A's 5.75% front-end sales charge or differences in internal operating expenses.

   3/MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS
   Emerging Equities.  The performance of that fund, MFS Variable Insurance
   Trust - Emerging Growth Series, was not included in the chart because it has been in existence only since July 24, 1995, and thus has a much shorter performance history than MFS Emerging Growth Fund (Class A). The performance of MFS Variable Insurance Trust - Emerging Growth Series for the one-year period ending December 31, 1997, was 20.64%.

   4/MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS
   Research Growth.  The performance of that fund, MFS Variable Insurance
   Trust - Research Series, was not included in the chart because it has been in existence only since July 26, 1995, and thus has a much shorter performance history than MFS Research Fund (Class A). The performance of
   MFS Variable Insurance Trust - Research Series for the one-year period ending December 31, 1997, was 20.52%.

   5/MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS
   Value Equity.  The performance of that fund, MFS Variable Insurance Trust -
   Value Series, was not included in the chart because it has been in existence only since August 14, 1996, and thus has a much shorter performance history than MFS Value Fund (Class A). The performance of MFS Variable Insurance
   Trust - Value Series for the one year period ending December 31, 1997, was 26.49%.


5